UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 2, 2017
(Date of Earliest Event Reported)

UBS Commercial Mortgage Trust 2017-C1

(Central Index Key Number 0001706060)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Rialto Mortgage Finance, LLC

(Central Index Key Number 0001592182)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Société Générale

(Central Index Key Number 0001238163)

CIBC Inc.

(Central Index Key Number 0001548567)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-01	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of June 12, 2017, with respect to the UBS Commercial Mortgage Trust 2017-C1. The purpose of this amendment is to make clerical revisions to (i) the agreement previously filed as Exhibit 4.1 to the Form 8-K, (ii) the agreement previously filed as Exhibit 99.4 to the Form 8-K, (iii) the agreement previously filed as Exhibit 99.5 to the Form 8-K and (iv) the agreement previously filed as Exhibit 99.6 to the Form 8-K. No other changes are being made to the Form 8-K other than the changes described above. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement filed as Exhibit 4.1 to the Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated May 31, 2017, between Wells Fargo Bank, National Association, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated May 31, 2017, between Société Générale, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated May 31, 2017, between CIBC Inc., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2017	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP.
(Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: President

	By:	/s/ Siho Ham
Name: Siho Ham
Title: Executive Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
99.4	Mortgage Loan Purchase Agreement, dated May 31, 2017, between Wells Fargo Bank, National Association, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated May 31, 2017, between Société Générale, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.6	Mortgage Loan Purchase Agreement, dated May 31, 2017, between CIBC Inc., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)